SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Advisers Investment Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

URGENT MESSAGE FROM

JOHCM International Small Cap Equity Fund

October 26, 2015

Dear Valued Shareholder,

We apologize for the repeated attempts to reach you by mail and by phone. It is crucial to the business of your fund that we obtain sufficient shareholder votes for the adjourned special meeting of shareholders. Our records indicate that we have not yet received your voting instructions. Please help us today.

Your vote is very important.

To date, over 36% of outstanding shares have been voted and will be represented at the upcoming adjourned special meeting on November 6th. We must reach a 50% quorum of shares in order to proceed with this important business of the Fund. Further follow-up by phone and mail will cause delay and expense to the Fund.

Information regarding the special meeting can be found in the proxy statement and Q & A which are available on our website at www.johcm.com. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal listed in both the proxy statement and on the enclosed copy of your proxy card. Thank you for your attention to this matter and your support of the JOHCM Funds.

Sincerely,

/s/ Michael Van Buskirk	/s/ Dina Tantra	/s/ Dana A. Gentile
Michael Van Buskirk	Dina. A Tantra	Dana A. Gentile
Chairman of the Board and	President	Secretary
Lead Independent Trustee

To cast your proxy vote by phone,

please call toll-free 1-800-361-2782

Monday through Friday

9 a.m. to 10 p.m. Eastern time.

A representative is standing by to take your voting instructions, and this will only take a minute or two of your time.

325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215

NOBO

URGENT MESSAGE FROM

JOHCM International Small Cap Equity Fund

October 26, 2015

Dear Valued Shareholder,

We apologize for the repeated attempts to reach you by mail. It is crucial to the business of your fund that we obtain sufficient shareholder votes for the adjourned special meeting of shareholders. Our records indicate that we have not yet received your voting instructions. Please help us today.

Your vote is very important.

To date, over 36% of outstanding shares have been voted and will be represented at the upcoming adjourned special meeting on November 6th. We must reach a 50% quorum of shares in order to proceed with this important business of the Fund. Further follow-up mailings cause delay and expense to the Fund.

Information regarding the special meeting can be found in the proxy statement and Q & A which are available on our website at www.johcm.com. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal listed in both the proxy statement and on the enclosed copy of your proxy card. Thank you for your attention to this matter and your support of the JOHCM Funds.

Sincerely,

/s/ Michael Van Buskirk	/s/ Dina Tantra	/s/ Dana A. Gentile
Michael Van Buskirk	Dina A. Tantra	Dana A. Gentile
Chairman of the Board and	President	Secretary
Lead Independent Trustee

We have set up three convenient methods for voting your proxy:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215

OBO

URGENT MESSAGE FROM

JOHCM Emerging Markets Small Mid Cap Equity Fund

October 26, 2015

Dear Valued Shareholder,

We apologize for the repeated attempts to reach you by mail and by phone. It is crucial to the business of your fund that we obtain sufficient shareholder votes for the adjourned special meeting of shareholders. Our records indicate that we have not yet received your voting instructions. Please help us today.

Your vote is very important.

To date, over 42% of outstanding shares have been voted and will be represented at the upcoming adjourned special meeting on November 6th. We must reach a 50% quorum of shares in order to proceed with this important business of the Fund. Further follow-up by phone and mail will cause delay and expense to the Fund.

Information regarding the special meeting can be found in the proxy statement and Q & A which are available on our website at www.johcm.com. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal listed in both the proxy statement and on the enclosed copy of your proxy card. Thank you for your attention to this matter and your support of the JOHCM Funds.

Sincerely,

/s/ Michael Van Buskirk	/s/ Dina Tantra	/s/ Dana A. Gentile
Michael Van Buskirk	Dina. A Tantra	Dana A. Gentile
Chairman of the Board and	President	Secretary
Lead Independent Trustee

To cast your proxy vote by phone,

please call toll-free 1-800-361-2782

Monday through Friday

9 a.m. to 10 p.m. Eastern time.

A representative is standing by to take your voting instructions, and this will only take a minute or two of your time.

325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215

NOBO